RealSource Residential 8-K

EXHIBIT 10.1

Form of

 SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is dated as of _______________, 2013, by and between RealSource Residential, Inc., a Nevada corporation (the “Company”), and the subscriber signatory hereto (“Subscriber”).

WHEREAS, the Company and Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(a)(2) and/or Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”); and

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to Subscriber, and Subscriber shall purchase the Company, Units of the Company (the “Units”), with each Unit consisting of: (i) a $10,000 face value 12% Series A Senior Unsecured Convertible Promissory Note of the Company (collectively, the “Notes”) and (ii) one detachable Common Stock Purchase Warrant (collectively, the “Warrants”) to purchase 10,000 shares of common stock, par value $0.001, of the Company (“Common Stock”) at an exercise price of $2.00 per share, at a purchase price of $10,000 for each Unit (the “Purchase Price”); and

WHEREAS, the offering of the Units (the “Offering”) is being conducted on a “best efforts/no minimum” basis with respect to 200 Units for an aggregate of $2,000,000 maximum being offered, and the Company shall have the option to accept up to an additional $250,000 (25 Units) above the maximum being offered if the Offering is oversubscribed;

WHEREAS, this Offering is being conducted pursuant to an Executive Summary/Risk Facotr Booklet describing the Offering (as the same may be amended or supplemented from time to time, the “Executive Summary”); and

WHEREAS, the Notes, the Warrants, and the shares of Common Stock issuable upon conversion of the Notes and the exercise of the Warrants (the “Conversion Shares”) are collectively referred to herein as the “Securities”.

NOW, THEREFORE, in consideration of the premises above, which are incorporated in this Agreement as if fully set forth below, and the mutual covenants and other agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Subscriber hereby agree as follows:

1.             Acceptance and Rejection; Closing; Conditions.

(a)           Acceptance or Rejection.

(i)            Upon execution, the Subscriber’s obligation to purchase the Units shall be irrevocable, and the Subscriber shall be legally bound to purchase the Units subject to the terms set forth in this Agreement.

(ii)           The Subscriber understands and agrees that the Company reserves the right to reject this subscription for the Units, in whole or in part, at any time prior to the closing (the “Closing”) of the purchase and sale of the Units for any or no reason, notwithstanding the Subscriber’s prior receipt of notice of acceptance of the Subscriber’s subscription.

1

(iii)          In the event of rejection of this subscription by the Company in accordance with Section 1(a)(ii), or the sale of the Units is not consummated for any reason, this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription shall thereafter have no force or effect, and the Company shall promptly return or cause to be returned to the Subscriber the purchase price remitted to the Company, without interest thereon or deduction therefrom.

(b)          Closing.  Each Closing shall take place at the offices of Ellenoff Grossman & Schole LLP, 150 E. 42nd Street, New York, NY 10017, or such other place as determined by the Company (including remotely via deliver of electronic documents).  The initial Closing shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section 1(c) below.  Each subsequent Closing shall take place at such times as determined by the Company (each closing date referred to as a “Closing Date”).  As used herein, “Business Day” shall mean from the hours of 9:00 a.m., Eastern time, through 5:00 p.m., Eastern time, of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed.

(c)           Closing Conditions.  The Company’s right to accept the subscription of the Subscriber is conditioned upon satisfaction of the following conditions precedent on or before the date such subscription is accepted (any or all of which may be waived by the Company and the Subscriber in his, her or its sole discretion):

(i)            On the Closing Date, no legal, administrative or regulatory action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement.

(ii)           The Board of Directors of the Company shall have approved the issuance of the Securities pursuant to this Agreement in accordance with the applicable laws of the jurisdiction of the Company’s incorporation and expressly approved the assumption of this Agreement.

(iii)          The representations and warranties of Subscriber contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if made on the Closing Date.

(d)           Subscription.  Subject to the conditions set forth in Section 1(c) hereof, the Subscriber hereby subscribes for and agrees to purchase the number of Units indicated on the signature page hereof on the terms and conditions described herein.  The minimum number of Units that may be purchased by the Subscriber is one Unit.  Subscriptions for lesser amounts may be accepted at the sole discretion of the Company.

(e)           Purchase of Securities.  The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Units shall be $10,000 per Unit, for an aggregate purchase price as set forth on the signature page hereto (the “Aggregate Purchase Price”).  The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment for the Units subscribed for hereunder, payable in United States dollars, by check or wire transfer to an account identified by the Company.  The Subscriber understands and agrees that, subject to the terms of this Agreement and applicable laws, by executing this Agreement, he, she or it is entering into a binding agreement.

2

2.             Representations and Warranties of Subscriber.  Subscriber represents and warrants to the Company as follows:

(a)           Subscriber acknowledges and understands that the Company is a start-up venture with very little current capital resources.  Therefore, an investment in the Company involves a very high degree of risk and should not be undertaken if the Subscriber cannot afford to lose the Subscriber’s entire investment in the Company.  The Subscriber acknowledges and confirms that the Subscriber can bear the economic risk of the purchase of the Securities, including a total loss of the Subscriber’s investment.  Subscriber acknowledges and agrees that such Subscriber’s investment in the Company is reasonable in relation to Subscriber’s net worth and financial needs.

(b)           Subscriber acknowledges and understands that the Company is not presently current in its filings with the Securities and Exchange Commission (the “SEC”) and, therefore, Subscriber does not have access to current information regarding the Company.

(c)           Subscriber is an “accredited investor” as defined by Rule 501 under the Act, and has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of Subscriber’s investment in the Securities, of making an informed investment decision with respect thereto, and has the ability and capacity to protect Subscriber’s interests.

(d)           Subscriber understands that the Securities are not presently registered and other than as set forth herein the Company has no obligation to register the Securities or assist the Subscriber in obtaining an exemption from registration.  Subscriber understands that the Securities will not be registered under the Act on the ground that the issuance thereof is exempt under Section 4(a)(2) of the Act and/or Regulation D as a transaction by an issuer not involving any public offering and that, in the view of the SEC, the statutory basis for the exception claimed would not be present if any of the representations and warranties of Subscriber contained in this Subscription Agreement or those of other purchasers of the Securities are untrue or, notwithstanding the Subscriber’s representations and warranties, the Subscriber currently has in mind acquiring any of the Securities for resale upon the occurrence or non-occurrence of some predetermined event.

(e)           Subscriber is purchasing the Securities subscribed for hereby for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstance, except selling, transferring, or disposing the Securities made in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws; and that an investment in the Securities is not a liquid investment.

(f)            Subscriber acknowledges and understands that there exists no public market for the Securities, that no such public market may develop in the future, that the Securities, when issued, will be “restricted securities” and as a result, Subscriber acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available.  Subscriber further acknowledges and understands that no active market exists for the Common Stock and that the Common Stock is only quoted and very sporadically traded on the OTC Market.  Subscriber is aware of the provisions of Rule 144 promulgated under the Act which permit resales of common stock purchased in a private placement subject to certain limitations and to the satisfaction of certain conditions provided for thereunder, including, among other things, the existence of a public market for the common stock, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of shares of common stock being sold during any three-month period not exceeding specified limitations.

3

(g)           Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from the Company or any authorized person acting on their behalf concerning the Company and its proposed business plan (including, without limitation, as described in the Executive Summary) and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber.  In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any authorized person acting on its behalf.  Subscriber has received and reviewed all the information concerning the Company and the Securities, both written and oral, that Subscriber desires (including, without limitation, the Executive Summary).  Without limiting the generality of the foregoing, Subscriber has been furnished with or has had the opportunity to acquire, and to review all information, both written and oral, that Subscriber desires with respect to the Company’s business, management, financial affairs, prospects and risks.  In determining whether to make this investment, Subscriber has relied solely on Subscriber’s own knowledge and understanding of the Company and its business based upon Subscriber’s own due diligence investigations and the information (if any) furnished pursuant to this paragraph.

(h)           Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber’s obligations under the terms of this Subscription Agreement.  This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

(i)            Subscriber has carefully considered and has discussed with the Subscriber’s legal, tax, accounting and financial advisors, to the extent the Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Subscription Agreement for the Subscriber’s particular federal, state, local and foreign tax and financial situation and has independently determined that this investment and the transactions contemplated by this Subscription Agreement are a suitable investment for the Subscriber.  Subscriber has relied solely on such advisors and not on any statements or representations of the Company or any of its agents.  Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Subscription Agreement.

(j)            This Subscription Agreement does not contain any untrue statement of a material fact or omit any material fact concerning Subscriber.

(k)           There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s assets before any court or governmental agency (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair in any way Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

(l)            The execution, delivery and performance of and compliance with this Subscription Agreement and the issuance of the Securities will not result in any violation of, or conflict with, or constitute a default under, any of Subscriber’s articles of incorporation, by-laws, operating agreement, partnership agreement, or trust agreement, if applicable, or any agreement to which Subscriber is a party or by which it is bound, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Securities.  If Subscriber is an individual, Subscriber has legal capacity to execute and deliver this Subscription Agreement.

4

(m)          Subscriber recognizes that no federal, state or foreign agency has reviewed, recommended or endorsed the purchase of the Securities or any facts or circumstances related thereto.

(n)           Subscriber is aware that the Company is a recently-formed development stage company with no operations and no commitments for any additional capital that may be needed in the future.  Subscriber acknowledges that it has experience in evaluating the risks of investing in early stage development companies.

(o)           Subscriber understands that any and all certificates representing the Securities and any and all securities issued in replacement thereof or in exchange therefor shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE.”

In addition, the certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear such legend as may be required by the securities laws of (or based on) the jurisdiction in which Subscriber resides.

(p)           Because of the legal restrictions imposed on resale, Subscriber understands that the Company shall have the right to note stop-transfer instructions in its stock transfer records, and Subscriber has been informed of the Company’s intention to do so.  Any sales, transfers, or other dispositions of the Securities by Subscriber, if any, will be made in compliance with the Securities Act and all applicable rules and regulations promulgated thereunder.

(q)           Subscriber represents that (i) Subscriber has (and could be reasonably assumed to have) the ability and capacity to protect his/her/its interests in connection with this investment; or (ii) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this investment.

(r)            Subscriber further represents that the address of Subscriber set forth below is his/her principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Securities for Subscriber’s own account and not, in whole or in part, for the account of any other person; and that Subscriber has not formed any entity, and is not an entity formed, for the purpose of purchasing the Securities.

5

(s)           Subscriber understands that the Company shall have the unconditional right to accept or reject this subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber’s funds).  This Subscription Agreement is not binding upon the Company until accepted in writing by an authorized officer of the Company.  In the event that this subscription is rejected, then Subscriber’s subscription funds (to the extent of such rejection) will be promptly returned in full without interest thereon or deduction therefrom.

(t)           Subscriber has not been furnished with any oral representation or oral information in connection with or in any way relating to the Offering or the business or prospects of the Company that is not contained in, or is in any way contrary to or inconsistent with, statements made in this Subscription Agreement or the disclosures contained in the Executive Summary.

(u)           Subscriber represents that Subscriber is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting or any public announcement (including via social media) or filing of or by the Company or any of their affiliates, agents or representatives.

            (v)           Subscriber has carefully read and agrees to each of the terms and provisions of this Subscription Agreement.

(w)          Subscriber acknowledges that no representations or warranties have been made to Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities the Subscriber is not relying upon any representations other than those contained in this Subscription Agreement.

(x)           Subscriber represents and warrants that Subscriber has kept and will keep confidential any information made available in connection with its investigation of the Company and its intended business and agrees that all such information shall be kept in confidence by the Subscriber and neither be used by the Subscriber for the Subscriber’s personal benefit (other than in connection with this Subscription) nor disclosed to any third party for any reason (other than Subscriber’s legal and tax advisors) notwithstanding that the Subscriber’s Subscription may not be accepted by the Company.  Subscriber will not undertake any purchases of the Company’s securities while in possession of material non-public information regarding the Company (it being agreed and acknowledged by the Subscriber that the contents of the Executive Summary constitute material non-public information within the meaning of the U.S. federal securities laws).

(y)           If the Subscriber is a corporation, partnership, limited liability company, trust, or other entity, the person executing this Subscription Agreement hereby represents and warrants that the above representations and warranties shall be deemed to have been made on behalf of such entity and the Subscriber has made the same after due inquiry to determine the truthfulness of such representations and warranties.

(z)           If the Subscriber is a corporation, partnership, limited liability company, trust, or other entity, it represents that: (i) it is duly organized, validly existing and in good standing in its jurisdiction of incorporation or organization and has all requisite power and authority to execute and deliver this Subscription Agreement and purchase the Securities as provided herein; (ii) its purchase of the Securities will not result in any violation of, or conflict with, any term or provision of the charter, by-laws or other organizational documents of Subscriber or any other instrument or agreement to which the Subscriber is a party or is subject; (iii) the execution and delivery of this Subscription Agreement and Subscriber’s purchase of the Securities has been duly authorized by all necessary action on behalf of the Subscriber; (iv) all of the documents relating to the Subscriber’s subscription to the Securities have been duly executed and delivered on behalf of the Subscriber and constitute a legal, valid and binding agreement of the Subscriber; and (v) has not been organized for the specific purpose of purchasing the Securities (unless all beneficial owners of the Subscriber are “accredited investors”) and is not prohibited from so purchasing the Securities.

6

3.             Representations and Warranties of the Company.  The Company represents and warrants to Subscriber as follows:

(a)           The Company is duly organized and validly existing as corporations in good standing under the laws of its state of incorporation.

(b)           The Company has the corporate power and authority to enter into, deliver and perform this Subscription Agreement and the agreements to be entered into therewith.

(c)           All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Subscription Agreement by the Company, and the issuance and sale of the Securities to be sold by the Company pursuant to this Subscription Agreement.

(d)           This Subscription Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(d)           The Securities.  The Securities upon issuance:

                       (i)            are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject only to restrictions upon transfer under the Securities Act and any applicable state securities laws;

(ii)           have been, or will be, duly and validly authorized and on their respective dates of issuance of the Units and the Conversion Shares, such Units and Conversion Shares will be duly and validly issued, fully paid and non-assessable;

(iii)          will not subject the holders thereof to personal liability by reason of being such holders; and

(iv)          assuming the representations and warranties of Subscriber as set forth in Section 2 hereof are true and correct, will not result in a violation of Section 5 under the Securities Act.

(e)           No General Solicitation.  Neither the Company, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

(f)           Private Placement.  Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to Subscriber as contemplated hereby.

7

4.             Indemnification; Insider Trading Prohibition.

(a)           Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and its officers, directors, employees, agents, counsel, control persons and principal stockholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by Subscriber or breach of any representation or warranty by Subscriber in this Agreement or in any Exhibits or Schedules attached hereto in any transaction document, or other agreement delivered pursuant hereto or in connection herewith, now or after the date hereof; or (ii) after any applicable notice and/ or cure periods, any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder, or any other agreement entered into by Subscriber and the Company relating hereto.

(b)           If any action shall be brought against an indemnified party in respect of which indemnity may be sought pursuant to this Agreement, the indemnified shall promptly notify the indemnifying party in writing, and indemnifying party shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the indemnified party.  Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of indemnified party except to the extent that (i) the employment thereof has been specifically authorized by indemnifying party in writing, (ii) the indemnifying party has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the indemnifying party and the position of indemnified party, in which case the indemnifying party shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.  The indemnifying party will not be liable to the indemnified party under this Agreement (y) for any settlement by an indemnified party effected without the indemnifying party’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the indemnified party’s breach of any of the representations, warranties, covenants or agreements made by the indemnified party in this Agreement.

(c)           Until the public disclosure by the Company of the Offering, the Subscriber hereby agrees to (i) refrain from (a) engaging in any transactions with respect to the publicly traded capital stock of the Company or securities exercisable or convertible into or exchangeable for any shares of capital stock of the Company and (b) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the publicly traded capital stock capital stock of the Company and (ii) indemnify and hold harmless the Company and its officers, directors, employees, agents, counsel, control persons and principal stockholders against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any violation of this Section 4(c) by the Subscriber.

(d)           The Subscriber, whether in its own capacity or through a representative, agent or affiliate, agrees that it will not enter into or effect any “short sales” of any publicly traded capital stock of the Company or any hedging, stabilization or other similar transaction, whether on a U.S. domestic exchange, Over-the-Counter Bulletin Board or the Pink Sheets or any foreign exchange for a period commencing on the issuance of the Securities and ending one year after any registration statement covering the shares of Conversion Shares has been declared effective by the SEC.

8

(e)           The Subscriber agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, counsel, control persons and principal stockholders from and against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty (or any omission which results in any representation or warranty being false) by the Subscriber, or the Subscriber’s breach of, or failure to comply with, any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to the Company and its officers, directors, employees, agents, counsel, control persons and principal stockholders in connection with the Offering.

5.             Miscellaneous.

(a)           Notices.  Any notice or other document required or permitted to be given or delivered to the parties hereto shall be in writing and sent: (i) by fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).

If to the Company, at:

RealSource Residential, Inc.
2089 Fort Union Blvd.
Salt Lake City, UT  84121
Fax: (801) 563-3937
Attention: President

If to the Subscriber, at its address set forth on the signature page to this Subscription Agreement, or such other address as Subscriber shall have specified to the Company in writing.

(b)           Entire Agreement; Assignment.  This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be terminated, modified, waived or amended only by a writing executed and delivered by both parties.  Neither the Company nor Subscriber has relied on any representations not contained or referred to in this Agreement.   No right or obligation of a party shall be assigned or otherwise transferred without prior notice to and the written consent of the other party.  Any assignment or transfer in violation of the foregoing shall be null and void.

(c)           Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile transmission, .pdf, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(d)           Law Governing this Agreement.  This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Nevada, as such laws are applied by the Nevada courts within the borders of such state, except with respect to the conflicts of law provisions thereof, and shall be binding upon the Subscriber and the Subscriber’s heirs, estate, legal representatives, successors and permitted assigns and shall inure to the benefit of the Company and their respective successors and assigns.

9

(e)           Arbitration.   Except as otherwise provided in Section 6(f) below, a dispute between the parties with respect to the provisions set forth herein shall be settled by arbitration in accordance with the Expedited Procedures of the Commercial Arbitration Rules of the American Arbitration Association (the “AAA Rules”) by an arbitrator who is mutually agreeable to the parties to such dispute.  If the parties are unable to agree upon an arbitrator, one arbitrator shall be selected in accordance with the AAA Rules and any judgment upon the award rendered by such arbitrator may be entered in any court of competent jurisdiction.  All proceedings in any such arbitration shall be conducted in Salt Lake City, Utah.  Each party to such arbitration shall be responsible for their respective costs and expenses associated therewith.  Upon a final determination by the arbitrator with respect to the dispute, the arbitrator shall notify the parties thereto in writing.  Jurisdiction of such arbitrator shall be exclusive to the disputes arising out of or relating to this Agreement between the parties.  The parties to such dispute shall not have the right to appeal such determination or to otherwise submit a dispute hereunder to a court of law, except as otherwise provided in Section 6(f) below.  Each of the parties expressly agrees and acknowledges that all disputes between the parties are subject to the alternative dispute resolution procedures of this Section 6(e), except as otherwise provided in Section 6(f) below.  EACH PARTY HERETO (INCLUDING ITS AFFILIATES, AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(f)            Specific Enforcement, Consent to Jurisdiction.  The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Any action brought by either party against the other to compel arbitration or for specific enforcement or injunction relief shall be brought only in the state courts of Salt Lake City, Utah or in the federal courts located in the Salt Lake City, Utah.  The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any such action instituted under this Section 6(f) and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury with respect to any such actions.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding under this Section 6(f) by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  The Company and Subscriber hereby irrevocably waive and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

(g)           Drafting.  This Agreement shall not be construed for or against a party based upon authorship.

(h)           Captions; Certain Definitions.  The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.  As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or any other legal entity and a government or any department or agency thereof.

10

(i)            Severability.  In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

(j)            No Assignment.  Subscriber agrees not to transfer or assign this Subscription Agreement or any of Subscriber’s interest herein and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.

(k)           No Revocation.  Subscriber agrees that Subscriber cannot cancel, terminate, or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, and this Subscription Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber’s heirs, executors, administrators, successors, and permitted assigns.

(l)            Counsel.  Subscriber acknowledges that it has been advised and has had the opportunity to consult with Subscriber’s own attorney and other advisors regarding this Subscription Agreement and Subscriber has done so to the extent that Subscriber deems appropriate.

[Signature Page Follows]

11

Signature Page for Individuals:

IN WITNESS WHEREOF, Subscriber agrees to purchase the Units indicated below and has caused this Subscription Agreement to be executed as of the date indicated below.

$
Purchase Price (face value of Note)	Number of Units

Print or Type Name	Print or Type Name (Joint-owner)

Signature	Signature (Joint-owner)

Date	Date (Joint-owner)

Social Security Number	Social Security Number (Joint-owner)

Address	Address (Joint-owner)

______Joint Tenancy	______Tenants in Common

S-1

Signature Page for Partnerships, Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$
Total Purchase Price	Number of Units
(face value of Note)

Print or Type Name of Entity

Address

Taxpayer I.D. No. (if applicable)	Date

By:
Signature:
Name:	Print or Type Name and Indicate
Title:	Title or Position with Entity

S-2

Acceptance:

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below, as to ________ Units.

REALSOURCE RESIDENTIAL, INC.

By:
Name:
Title:

Date: _____________________, 2013

S-3

LIST OF EXHIBITS

Exhibit A             Investor Questionnaire

EXHIBIT A

CONFIDENTIAL INVESTOR QUESTIONNAIRE

To RealSource Residential, Inc.:

The information contained in this questionnaire is being furnished to RealSource Residential, Inc., a Nevada corporation (the “Company”) by the subscriber executing this questionnaire (the “Investor”) so that the Company may determine if the Investor is qualified to purchase the Securities to be issued by the Company in a private offering under the Securities Act of 1933, as amended (“Securities Act”). The Investor understands that the Company will rely upon the following information for purposes of making such determination, and that the Securities will not be registered under the Securities Act in reliance upon an exemption from registration for private offerings.

All information contained in this Questionnaire will be treated confidentially. However, the Investor understands and agrees that the Company may present this Questionnaire to such persons as it deems appropriate if called upon to establish that: (i) the offer and sale of the Securities is exempt from registration under the Securities Act or any other applicable securities laws; (ii) the Company are in compliance with U.S. federal and other applicable laws; or (iii) the Company have a defense based on the information in this Questionnaire against any lawsuit, action or other proceeding brought against it by any person.

All capitalized terms used but not defined in this Exhibit A shall have the meanings ascribed to such terms in the Subscription Agreement to which this Exhibit is attached.

Questionnaire:

If the Securities subscribed for, or are to be owned, by more than one person, each co-Investor must complete a separate Investor Questionnaire and sign the signature page.

All questions must be answered.  If the appropriate answer is “None” or “Not Applicable,” please so state. Please attach additional sheets if necessary to complete your answers to any item.

1.         General Information Regarding Investor

(a)	Name of Investor:

Additional Investor:
(i.e., Joint Tenant)

(b)	If a Corporation or other entity,

type of entity (i.e., corporation,
partnership, trust, etc.)
and address of principal
place of business:

Telephone number:
Facsimile number:
E-Mail Address:

A-1

(c)	If individual, home address:

Telephone number:
Facsimile number:
E-Mail Address:

(d)	Taxpayer Identification No.
or Social Security No.:

(e)	Tax year end of Investor:

(f)	If a Corporation or other entity,
nature of business:

(g)	If a Corporation or other entity,
date and jurisdiction of formation:

(h)	If a Corporation or other entity,
number of equity owners:

2.	Information Regarding Corporate Officer or Other Authorized Person Executing This Questionnaire on Behalf of Investor (Complete as applicable)

(a)	Name:

(b)	Current position or title:

3.	Investment Qualification: “Accredited Investor” Criteria

A.	EACH INVESTOR THAT IS AN INDIVIDUAL MUST CHECK OR OTHERWISE MARK ALL OF THE FOLLOWING STATEMENTS THAT ARE APPLICABLE TO SUCH INDIVIDUAL

______ I am an Accredited Investor because I had an individual income (defined below) of more than $200,000 in each of the two most recent years or joint income with my spouse in excess of $300,000 in each of such years (including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation), and I reasonably expect to have an individual income in excess of $200,000 (or a joint income with my spouse of $300,000) in the current year.

______ I am an Accredited Investor because I have an individual net worth (defined below), or my spouse and I have a joint net worth, in excess of $1,000,000;

A-2

______ I am not an Accredited Investor because I do not meet either of the above criteria.  (Note:  Only Accredited Investors may purchase Securities in this Offering.)

For purposes of this Investor Questionnaire, “individual income” means adjusted gross income as reported for Federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited Company (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, (iv) amounts contributed to an IRA ‘or Keogh retirement plan, and (v) alimony paid; for this purpose, “joint income” shall equal the combined individual incomes of an individual and his or her spouse.

Explanation. In calculating “net worth”, you include all of your assets (other than your primary residence) whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (other than a mortgage or other debt secured by your primary residence).

In the event that the amount of any mortgage or other indebtedness secured by your primary residence exceeds the fair market value of the residence and the mortgagee or other lender has recourse to you personally for any deficiency, that excess liability should also be deducted from your net worth.

B.	EACH CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY AND OTHER ENTITY THAT IS NOT A TRUST MUST CHECK OR OTHERWISE MARK ALL OF ‘THE FOLLOWING STATEMENTS THAT ARE APPLICABLE TO SUCH ENTITY:

______ The corporation, partnership, limited liability company or other entity is accredited because it is a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

______ A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

______ A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

______ An insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company at defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

______ A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Securities Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

A-3

______ The corporation, partnership, limited liability company or other entity is accredited because it was not formed for the specific purpose of acquiring the Securities and has total assets in excess of $5,000,000.

______ The corporation, partnership, limited liability company or other entity is accredited because it is an entity all, of whose equity owners are Accredited Investors. Exhibit 1 to this Investor Questionnaire must be completed by all of its equity owners.

______ The corporation, partnership, limited liability company or other entity is accredited for reasons other than those set forth above (Please attach explanation).

______ The corporation, partnership, limited liability company or other entity is not accredited. (Note:  Only Accredited Investors may purchase Securities in this Offering.)

C.	EACH TRUST MUST CHECK OR OTHERWISE MARK ALL OF THE FOLLOWING STATEMENTS THAT ARE APPLICABLE TO SUCH TRUST:

______ The trust is accredited because it has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the Securities, and its purchase will be directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

______ The trust is accredited because the grantors of the trust may revoke the trust at any time and regain title to the trust assets and retain sole investment control over the assets of the trust, and all of the grantors are individual accredited investors. Exhibit 1 to this Investor Questionnaire must be completed by all grantors of the trust.

______ The Trust is not accredited. (Note: Only Accredited Investors may purchase Securities in this Offering.)

D.	EACH ESTATE MUST CHECK OR OTHERWISE MARK ALL OF THE FOLLOWING STATEMENTS THAT ARE APPLICABLE TO SUCH ESTATE:

______ The estate is accredited because the executor(s), administrator(s) or personal representative(s) is(are) an accredited investor. Exhibit 1 to this Investor Questionnaire must be completed by the executor(s), administrator(s) or personal representative(s) of the estate.

______ The estate is not accredited. (Note: Only Accredited Investors may purchase Securities in this Offering.)

4.           Representations and Warranties of Investor.  The Investor (and any individual signing on behalf of and Investor that is an entity) represents and warrants to the Company, as or on behalf of the Investor, that (a) the information in the Subscription Agreement and Questionnaire is true, complete and accurate and may be relied upon by the Company; and (b) the Subscriber will notify the Company immediately of any material adverse change in such information occurring prior to the acceptance of Investor’s subscription for the Securities.  Investor understands that the representations contained in this Questionnaire are made hereby primarily for the purpose of qualifying Investor as an Accredited Investor. Investor hereby further represents and warrants that the information furnished in this Questionnaire is true and correct in all respects and that all documents attached by Investor to this Questionnaire are complete and correct as of the date hereof. Investor understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against Investor for damages.

A-4

Individual Signature:	Entity Signature:

By:
Name (Print)
Name (Print)

Title

FOR INVESTORS THAT ARE ENTITIES (i.e., NOT INDIVIDUALS)

I hereby certify that set forth below is a complete list of all owners of equity interests in, or grantors of, or executors, administrators or personal representatives of, a _______________________ (fill in corporation, partnership or other type of entity that is subscribing for Securities) existing under the laws of ________________________ (fill in state or country in which Investor is organized). I also certify that each such owner, grantor or executor has signed in the space opposite his name, and that each such owner or grantor understands that if he or she marks “yes” under “Accredited Investor,” he or she represents that he or she is an Accredited Investor.

Signature of authorized corporate officer,
general partner, trustee or executor

Name of Shareholder, Partner, Member, Trustee, Grantor Executor, Administrator	Accredited Investor	Signature
(please check “yes” or “no”)

1.	_________Yes _________No
2.	_________Yes _________No
3.	_________Yes _________No
4.	_________Yes _________No
5.	_________Yes _________No
A-5